UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/13/2010

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-09992

Delaware	04-2564110
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Technology Drive, Milpitas, California   95035
(Address of principal executive offices, including zip code)

(408) 875-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On July 13, 2010, KLA-Tencor Corporation (the "Company") issued a press release announcing that the Company's Board of Directors has authorized an increase of the level of the Company's quarterly dividend from $0.15 to $0.25 per share. This increase is expected to take effect beginning with the Company's quarterly dividend to be declared in August 2010. A copy of the press release is attached hereto as Exhibit 99.1.

Forward Looking Statements: Statements in this Form 8-K and in the attached Exhibit 99.1 other than historical facts, such as statements regarding the anticipated future level of the Company's quarterly dividend, the Company's commitment to continue paying dividends at any level in the future and the Company's future operating results and financial strength (including without limitation the Company's future cash flows and availability of cash for the payment of dividends), are forward-looking statements and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual future results and/or events may differ materially from those projected in such statements due to various factors, including without limitation: a change in the Company's dividend policy by the Company's Board of Directors (which has the ability in its sole discretion to increase, decrease or eliminate entirely the Company's dividend at any time); unanticipated material payment obligations incurred by the Company that decrease the Company's willingness or ability to continue paying dividends at the anticipated increased level, or at all; the financial condition of the global capital markets and the general macroeconomic environment; the demand for semiconductors; new and enhanced product offerings by competitors; the ability of the Company's research and development teams to successfully innovate and develop technology that is responsive to customer demands; and changing customer demands or technological requirements. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this Form 8-K, please refer to the Company's Annual Report on Form 10-K for the year ended June 30, 2009, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). The Company assumes no obligation to, and does not currently intend to, update these forward-looking statements.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.                        Description

        99.1        Text of press release issued by KLA-Tencor Corporation dated July 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: July 13, 2010	By:	/s/ Brian M. Martin
Brian M. Martin
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Text of press release issued by KLA-Tencor Corporation dated July 13, 2010